FIRST AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


   THIS AMENDMENT is entered into as of September 15, 1993, among LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages hereof ("Lenders"), BANK ONE, TEXAS, N.A., as administrative agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as syndication agent (together with Administrative Agent "Agents").

   The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as renewed, extended, amended, and restated, the "Loan Agreement") providing for loans to the Company on a revolving basis. The Company has requested an amendment to the Loan Agreement in order to approve the addition of Goldman, Sachs & Company as an Investor under the Loan Agreement.

   NOW THEREFORE, for valuable and acknowledged consideration, the parties agree as follows:

   1. Certain Definitions. Unless otherwise specified herein, all terms defined in the Loan Agreement have the same meanings when used herein, and all references to "Sections" and "Schedules" are references to sections and schedules of or to the Loan Agreement.

   2.  Amendment.  Schedule 1.1(b) is amended in its entirety in the form of
- -- and all references in the Loan Papers to it shall be to -- the attached Amended Schedule 1.1(b).

   3. Conditions Precedent. The foregoing is not effective until all of the following are satisfied:

       (a)Agents and Lenders shall have received a copy of this amendment executed by the Company and Lenders; and

       (b)The representations and warranties contained in this amendment and in all other Loan Papers, as amended hereby, shall be true and correct as of the date of this amendment as if made on the date of this amendment.

   4. Ratifications. The terms and provisions of this amendment shall modify and supersede all inconsistent terms and provisions of the Loan Papers, and, except as expressly modified and superseded by this amendment, the terms and provisions of the Loan Papers are ratified and confirmed and shall continue in full force and effect. The Company, Lenders, and Agents agree that the Loan Papers as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the Company hereby ratifies and confirms that all Liens heretofore granted to Agents, on behalf of Lenders, were intended to, do, and shall continue to secure the full and complete payment and performance of the Obligations, and the Company agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

    5. Representations and Warranties. The Company hereby represents and warrants to Lenders and Agents that (a) this amendment and the Loan Papers to be delivered hereunder have been duly authorized executed and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and the Loan Papers to be delivered hereunder, (c) this amendment and the Loan Papers to be delivered hereunder are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery and performance by the Company of this amendment and the Loan Papers to be delivered hereunder do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Paper are true and correct in all material respects on and as of the date of execution hereof as though made as of the date of execution hereof, and (f) as of the date of this amendment, no Default has occurred and is continuing.

   6. References. All references in the Loan Papers to the "Loan Agreement" shall refer to the Loan Agreement as amended by this amendment, and, because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers set forth in Section 10 are incorporated herein by reference, the same as if set forth herein verbatim.

    7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, an all of those counterparts must be construed together to constitute one and the same document.

    8. Parties Bound. This amendment shall be binding upon and shall inure to the benefit of the Company, Agents, and each Lender, and, subject to
Section 10.10, their respective successors and assigns.

    9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

           EXECUTED AS OF THE DATE FIRST STATED.

Lomas Mortgage USA, Inc.                          LOMAS MORTGAGE USA, INC.,
1600 Viceroy Drive                                as the Company
Dallas, Texas  75235
Attn:  Robert E. Byerley, Jr.,
       Senior Vice President &
       Treasurer                                  By    /s/PAUL D. FLETCHER
Telecopy 214/879-7018                                   --------------------
                                                  (Name)   Paul D. Fletcher
                                                  (Title)  Vice President


Third Floor, 1717 Main Street                     BANK ONE, TEXAS, N.A.,
Mortgage Finance Group                            as Administrative Agent and
Dallas, Texas  75201                                 a Lender
Attn:  Kathleen C. Stewart,
       Vice President
Telecopy 214/290-2275                             By  /s/KATHLEEN C. STEWART
                                                      ----------------------
                                                      Kathleen C. Stewart,
                                                      Vice President


Texas Commerce Bank National Association          TEXAS COMMERCE BANK
717 Travis Street                                   NATIONAL ASSOCIATION,
Houston, Texas  77002                             as Syndication Agent and
Attn:  Abbie Tidmore                               a Lender
       Vice President
Telecopy 713/216-2082                             By  /s/ABBIE TIDMORE
                                                      ----------------------
                                                      Abbie Tidmore,
                                                      Vice President


First Bank Place                                  FIRST BANK NATIONAL
601 2nd Ave. S.                                    ASSOCIATION, as a Lender
Minneapolis, Minnesota  55402
Attn:  Kathlyn Slater
       Vice President
Telecopy 612/973-0826
                                                  By  /s/KATHLYN SLATER
                                                      ----------------------
                                                      Kathlyn Slater,
                                                      Vice President


8333 Douglas Avenue                               GUARANTY FEDERAL BANK,
Dallas, Texas  75255                                F.S.B., as a Lender
Attn: James E. Robertson
      Vice President
Telecopy 214/360-8948
                                                  By /s/JAMES E. ROBERTSON
                                                     -----------------------
                                                     James E. Robertson,
                                                     Vice President

One Marine Midland Center, 15th Floor             MARINE MIDLAND BANK, N.A.,
Buffalo, New York  14203                          as a Lender
Attn:  William Dentinger
       Vice President
Telecopy 716/841-2707
                                                  By  /s/WILLIAM DENTINGER
                                                      ----------------------
                                                      William Dentinger
                                                      Vice President


100 Federal Street                                THE FIRST NATIONAL BANK OF
Boston, MA  02110                                   BOSTON, as a Lender
Attn:  James Reuland,
       Vice President
Telecopy:  (617) 434-7108                         By /s/JAMES REULAND
                                                     -----------------------
                                                     James Reuland,
                                                     Vice President


15 South 20th Street, 15th Floor                  CENTRAL BANK OF THE SOUTH,
Birmingham, Alabama  35233                        as a Lender
Attn:  John D. West, Mortgage
       Banking Officer
Telecopy 205/715-7994
                                                  By /s/JOHN D. WEST
                                                     -----------------------
                                                     John D. West,
                                                     Mortgage Banking Officer


67th Floor, NationsBank Plaza                     NATIONSBANK OF TEXAS, N.A.,
901 Main Street                                   as a Lender
Dallas, Texas  75202
Attn:  Beth S. Sorensen
       Vice President
Telecopy 214/508-0604                             By /s/BETH S. SORENSEN
                                                     -----------------------
                                                     Beth S. Sorensen,
                                                     Vice President


1601 Elm Street, 2nd Floor                        COMERICA BANK - TEXAS,
Dallas, Texas  75201                              as a Lender
Attn:  Maureen Macan
       Vice President
Telecopy 214/969-6096
                                                  By /s/MAUREEN MACAN
                                                     -----------------------
                                                     Maureen Macan,
                                                     Vice President

                              AMENDED SCHEDULE 1.1(b)

                                     Investors


I.   Bond Programs
     -------------

            Program                                   Trustee
            -------                                   -------

Bexar County Housing Finance Corp.,          Ameritrust Texas, N.A.
  Series 1990

Brevard County Housing Finance Authority,    Sun Bank, N.A.
  Series 1991

East Texas Housing Finance Corp.,            Ameritrust Texas, N.A.
  Series 1992A

Harris County Housing Finance Corporation,   Texas Commerce Bank, N.A.
  Series 1991

Housing Finance Authority of Manatee         NationsBank Trust Co. (FL), N.A.
  County, FL; Series 1991A

Housing Finance Authority of Palm Beach      NationsBank Trust Co. (FL), N.A.
  County, FL; Series 1992A

New Orleans Home Mortgage Authority,         First National Bank of Commerce
  Series 1991A

Travis County Housing Finance Corp.,         Ameritrust Texas, N.A.
  Series 1991, A&B

Orange County Housing Finance Authority,     Sun Bank, N.A.
  Series 1992 A & B

Housing Finance Authority of Pinellas        NationsBank Trust Co.
  County, Series 1991 B                        (FL), N.A.

Central Texas Housing Finance Corp.,         NCNB Texas National Bank
  Series 1991                                  Ft. Worth

Escambia County Housing Finance Authority,   NationsBank Trust Co. (FL)
  Series 1992

Northeast Texas Housing Finance Corp.,       NCNB Texas National Bank
  Series 1991                                  Ft. Worth

Texas Dept. of Housing & Community           Team Bank, Ft. Worth
  Affairs; No.45

Texas Dept. of Housing & Community           Team Bank, Ft. Worth
  Affairs Bond Program No. 44, Series 1991

II.   Pension Funds
      -------------                               Other
                                                  -----

California Public Employees Retirement       not applicable
  System


III.  Investment Banks
      ----------------

Donaldson, Lufkin & Jenrette
  Securities Corp.

Goldman, Sachs & Company

Paine Webber, Inc.

Rauscher Pierce Refsnes, Inc.

Salomon Brothers, Inc.

The First Boston Corporation

Shearson/Lehman Brothers, Inc.

Smith Barney Harris Hupham & Company, Inc.


IV.  Other
     -----

Veterans Land Board of the State of Texas

Prudential Securities Realty Funding Corporation

Guaranty Federal Bank, F.S.B.